UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 25, 2011

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(408) 200-3040

 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2011, the Board of Directors, or the Board, of EMRISE Corporation (the “Company”) elected Julie A. Abraham as a Class II director.  Ms. Abraham’s term shall begin on February 1, 2011 and shall end when the Class II directors are elected at the Company’s 2013 annual meeting.  Ms. Abraham will also serve as a member of the Audit Committee of the Board.

Ms. Abraham has worked in accounting and finance for a variety of national and international companies, both publicly-held and private. Her diverse background also includes working as an entrepreneur, a small business owner, executive recruiter and CFO of a large public company.  Starting in 1985, Ms. Abraham spent 17 years at ADVO, Inc., a New York Stock Exchange-traded, national direct mail marketing firm, with her most recent position being Senior Vice President, Chief Financial Officer and Operating Committee Member, participating in running the day-to-day operations of the company.

Ms. Abraham’s financial expertise in the public company arena and experience in strategic financial planning, as well as her direct knowledge of regulatory affairs, particularly with the SEC, financial controls and financial systems, Sarbanes-Oxley and financial due diligence in preparation for acquisitions will provide valuable insight and guidance on the Company’s Board.

Ms. Abraham earned a bachelor’s degree in accounting from the University of Vermont, and she became a certified public accountant in 1982.

There is no arrangement or understanding between Ms. Abraham and any other persons pursuant to which she was selected as a director.  Ms. Abraham has not had, and will not have, a direct or indirect material interest in any transactions since the beginning of the Company’s last two fiscal years or in any currently proposed transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000, as contemplated under Items 404(a) and (d) of Regulation S-K.  There is no family relationship among the Company’s officers and directors and Ms. Abraham.

Item 8.01                                             Other Events.

On January 25, 2011, the Company issued a press release to announce the Board’s election of Julie A. Abraham as a Class II director.

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                             Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company regarding the election of Julie A. Abraham to the Company’s Board of Directors, dated January 25, 2011.*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2010		EMRISE CORPORATION

	By:	/s/ Brandi L. Festa
Brandi L. Festa
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company regarding the election of Julie A. Abraham to the Company’s Board of Directors, dated January 25, 2011.*

* Filed herewith.